UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 3, 2011 (February 27, 2011)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

No. 14 East Hushan Road,
Tai'an City, Shandong
People's Republic of China		271000
(Address of Principal Executive Offices)		(Zip Code)
86-538 -620-2306
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2011, the Board of Directors of China Biologic Products, Inc. (the “Company”) increased its size from five to seven members and on February 27, 2011, the board of directors of the Company appointed Dr. Bing Li and Prof. Wenfang Liu to serve on the Company’s board of directors, effective immediately, to fill the vacancies created by the increase.

Dr. Bing Li was appointed as a director on February 27, 2011, and has served as an advisor of Warburg Pincus Asia LLC since June 2010, in which capacity Dr. Li advises on potential investment evaluation and portfolio management in the healthcare space. Prior to joining Warburg Pincus Asia LLC, Dr. Li served from November 2007 to June 2010 as the General Manager of Enterprise Business and Business Development at GlaxoSmithKline China/Hong Kong, and from August 2006 to October 2007, as the Commercial Development Director of GlaxoSmithKline China/Hong Kong. Prior to that, Dr. Li served from April 1999 to August 2006 in various positions with Eli Lilly and Company in the United States, including Manager of China/India strategy, Manager of Global New Product Planning for Drug Delivery System, and Consultant to Biotechnology Strategy Group. While at GlaxoSmithKline, Dr. Li led efforts in creating the brand generics business and other new commercial models. Dr. Li also served as a Director of Shenzhen GSK NB, a joint venture for vaccine development and production between GlaxoSmithKline and Neptunus Group. Dr. Li holds a Master of Business Administration and Master of Engineering Management from the Kellogg Graduate School of Management, a Ph.D. in Cell and Molecular Biology from the University of Rochester, and a Bachelor of Science in Biophysics from Fudan University.

Prof. Wenfang Liu was appointed as a director on February 27, 2011, and has served since February 2007 as the Chief Consultant for Sichuan Yuanda Shuyang Pharmaceuticals. Prior to that, Prof. Liu served from 2000-2007, in various managerial positions including as Chief Engineer and Director of Hualan Biological Engineering, and as Director of Blood Separating, from 2005 to 2006, at Chengdu Jiaying Medical Product Co Ltd.. Prior to that, Prof. Liu served, from 1998 to 1999, as Chief Engineer of Guiyang Qianfeng Biological Products Co. Ltd., and from 1988 to 1998 as Vice Chairman of the Institute of Blood Transfusion of Chinese Academy of Medical Sciences. Prof. Liu is currently a Member of the Sichuan CPPCC Standing Committee, and previously served as a member of the Chinese Society of Blood Transfusion and the China Medical Biotech Association. Prof. Liu holds a Bachelors Degree in Bio-Chemistry from the Chinese Academy of Sciences, Forest and Soil College and was a Ph.D advisor from 1997 to 1998.

Dr. Bing Li was appointed as a director pursuant to the terms and conditions of a stock purchase agreement, dated May 30, 2010, by and among Warburg Pincus Private Equity X, L.P. and Warburg Pincus X Partners, L.P. (together, "Warburg Pincus"), Ms. Siu Ling Chan and Ms. Lin Ling Li, the Company’s directors and significant stockholders (together, the “Controlling Stockholders”), whereby the Controlling Stockholders were obligated to use their best efforts to cause the appointment of a director selected by Warburg Pincus to the Company’s board of directors. Prof. Wenfang Liu is not, and has not been, a participant in any transaction with the Company that requires disclosure under Item 404(a) of Regulation S-K.

There is no family relationship between any of Dr. Li and Prof. Liu and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer. Prof. Liu meets the definition of independence contained in Rule 5605(a)(2) of the Listing Rules of The Nasdaq Stock Market, Inc.

On February 27, 2011, the Company entered into the Company’s form of Director Agreement and Indemnification Agreement with each of Dr. Li and Prof. Liu. Under the terms of the Director Agreements, the Company agreed to pay Dr. Li and Prof. Liu a monthly fee of HK$50,000 and $5,000, respectively, as compensation for the services to be provided by them as a Director and an Independent Director, respectively. Under the terms of the Indemnification Agreement, the Company agreed to indemnify each of Dr. Li and Prof. Liu against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by them in connection with any proceeding, provided that they have acted in good faith and in the best interests of the Company. The Company also granted each of Dr. Li and Prof. Liu options to purchase 20,000 shares of the Company’s common stock under the Company’s 2008 Equity Incentive Plan (the “2008 Plan”), which options will have an exercise price of $17, and will vest in two equal portions over 12 months, with an initial vesting date of August 27, 2011 and a final vesting date of February 27, 2012.

This brief description of the terms of the Director Agreements and Indemnification Agreements is qualified by reference to the provisions of the agreements attached to this report as Exhibits 10.1 through 10.4. The Company’s form of Stock Option Agreement under the 2008 Plan is incorporated herein by reference to Exhibit 10.5 to the Company’s current report on Form 8-K filed on May 13, 2008.

The Company’s press release announcing the appointment of Dr. Li and Prof. Liu is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Director Agreement, dated as of February 27, 2011, by and between China Biologic Products, Inc. and Dr. Bing Li
10.2	Indemnification Agreement, dated as of February 27, 2011, by and between China Biologic Products, Inc. and Dr. Bing Li
10.3	Director Agreement, dated as of February 27, 2011, by and between China Biologic Products, Inc. and Prof. Wenfang Liu
10.4	Indemnification Agreement, dated as of February 27, 2011, by and between China Biologic Products, Inc. and Prof Wenfang Liu
10.5*	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed on March 13, 2008)
99.1	Press Release dated March 3, 2011

* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2011	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Director Agreement, dated as of February 27, 2011, by and between China Biologic Products, Inc. and Dr. Bing Li
10.2	Indemnification Agreement, dated as of February 27, 2011, by and between China Biologic Products, Inc. and Dr. Bing Li
10.3	Director Agreement, dated as of February 27, 2011, by and between China Biologic Products, Inc. and Prof. Wenfang Liu
10.4	Indemnification Agreement, dated as of February 27, 2011, by and between China Biologic Products, Inc. and Prof Wenfang Liu
10.5*	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed on March 13, 2008)
99.1	Press Release dated March 3, 2011

* Incorporated by reference